                                                                   Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                   MNG Investment Holdings LLC

Address:                                101 W. Colfax Avenue
                                        Suite 1100
                                        Denver, CO 80202

Date of Event Requiring Statement:      10/20/16

Name:                                   Strategic Investment Opportunities LLC

Address:                                101 W. Colfax Avenue
                                        Suite 1100
                                        Denver, CO 80202

Date of Event Requiring Statement:      10/20/16